ETF2 P4 12/24

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED DECEMBER 9, 2024
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED AUGUST 1, 2024, OF
FRANKLIN U.S. TREASURY BOND ETF (THE “FUND”)

The Fund’s SAI is hereby amended as follows:

I. The second to last paragraph in the “Management and Other Services—Management fees” section of the SAI on page 85 is hereby deleted and replaced with the following:

With respect to Franklin U.S. Treasury Bond ETF, Advisers pays FT Institutional a monthly fee equal to 34% of the net investment advisory fee payable by the Fund to Advisers (the “Net Investment Advisory Fee”), calculated daily. The Net Investment Advisory Fee is equal to (i) 96% of an amount equal to the total investment management fees payable to Advisers, minus any Fund fees and/or expenses paid, waived or reimbursed by Advisers, including as part of the Fund’s unitary management fee structure pursuant to the investment management agreement between Advisers and the Trust, on behalf of the Fund, minus (ii) any fees payable by Advisers to Franklin Templeton Services, LLC for fund administrative services.

For more information, visit https://www.franklintempleton.com or call (800) DIAL BEN®/342-5236.

Please keep this supplement with your SAI for future reference.